EXHIBIT 10.3












                                 LOAN AGREEMENT

                            dated as of June 16, 1999

                                      among

                       EQI FINANCING PARTNERSHIP II, L.P.
                                       and
                       EQI/WV FINANCING PARTNERSHIP, L.P.
                               as Borrower Parties

                                       and
                      GMAC COMMERCIAL MORTGAGE CORPORATION
                                    as Lender

















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                                 LOAN AGREEMENT

         This LOAN AGREEMENT is dated as of June 16, 1999 and entered into by and among EQI FINANCING PARTNERSHIP II, L.P., a Tennessee limited partnership ("EQI"), EQI/WV FINANCING PARTNERSHIP, L.P., a Tennessee limited partnership ("EQI/WV"; and together with EQI, "Borrower"; EQI and EQI/WV are sometimes referred to herein collectively as "Borrower Parties" and individually as a "Borrower Party"); and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns as permitted herein,
"Lender"), with offices at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attn: Servicing - Executive Vice President.

         WHEREAS, Lender has this day made a loan to Borrower in the original principal amount of Ninety-Seven Million Twenty Thousand and No/100 Dollars ($97,020,000.00), which loan is evidenced by the Note (as defined below) and is secured by, among other things, a first mortgage lien granted by Borrower on the Properties (as defined below).

         NOW,  THEREFORE,  in  consideration of the premises and the agreements,
provisions  and  covenants  herein  contained,   Borrower  Parties  and  Lender,
intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1       Certain Defined Terms.

         The terms defined below are used in this Agreement as so defined. Terms defined in the preamble and recitals to this Agreement are used in this Agreement as so defined. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Minnesota Mortgage (as defined below).

         "Affiliate" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding five percent (5%) or more of any equity interest in the first Person; or (iii) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the Borrower Parties shall be considered to be Affiliates of each other, irrespective of whether they now or hereafter satisfy the foregoing criteria. Where the term Affiliate is used without qualification such as "of Lender" or "of Borrower", the same shall mean an Affiliate of Borrower. The Borrower Sponsors are Affiliates of Borrower.





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         "Agreement"  means  this  Loan  Agreement   (including  all  schedules,
exhibits, annexes and appendices hereto).

         "Allocated Loan Amount" means the amount of the Loan allocated, for property release purposes, to a particular Property, as such allocated loan sum for each Property is set forth on Schedule 1.1 -- Allocated Loan Amounts / Properties. Borrower understands and acknowledges that each Property secures the entire Loan, and in a foreclosure, bankruptcy or other Loan enforcement setting, Lender's recovery against a particular Property shall not be limited by, and may not bear any relationship to, the Allocated Loan Amount.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

         "Borrower Parties" is defined in the first paragraph of this Agreement.

         "Borrower Sponsors" means, collectively, Equity Inns Partnership, L.P., a Tennessee limited partnership, Equity Inns, Inc., a Tennessee corporation, and Equity Inns Trust, a Maryland Trust.

         "Borrower Party Secretary" has the meaning set forth in Section 3.1.

         "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania or State of New York or is a day on which banking institutions located in either of such states is closed.

         "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

         "Closing" means the funding of the Loan contemplated by this Agreement.

         "Closing Certificate" has the meaning set forth in Section 3.1.

         "Closing Date" means the date on which the Closing occurs.

         "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar





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agreement or arrangement  designed to protect  against  fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide finds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent
Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "Contractual Obligation", as applied to any Person, means any indenture, mortgage, deed of trust, lending arrangement, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject including, without limitation, the Loan Documents.

         "Default" means any breach or default under any of the Loan Documents, whether or not the same is an Event of Default, and also any condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "Defeasance" and all defined terms containing the same have the meanings set forth in Section 2.3.

         "Dollars" and the sign "$" mean the lawful money of the United States of America.

         "DSCR" means the ratio, as determined by Lender, of

                  (i) the NOI from the Properties (adjusted as specified below) for the twelve consecutive (12) month period used by Lender in accordance with its then-standard underwriting practices (consistent with the requirements of the Rating Agency), to

                  (ii) the annual debt service as projected by Lender for the Loan, based on that assumed debt service constant used by Lender under its then-current underwriting standards for loans and borrowers of this type (consistent with the requirements of the Rating Agency).

In determining DSCR after any Property has been released from its Mortgage by reason of Defeasance, the following shall not be included: (i) the NOI from such




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Property, (ii) the Defeasance  Collateral or the income stream  therefrom,  and
(iii) debt service for the portion of the outstanding principal amount of the Loan equal to the Release Price applicable to such Property.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Multiemployer Plan) (i) which is maintained for employees of Borrower or any ERISA Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of Borrower or any current or former ERISA Affiliate or (iii) for which Borrower or any ERISA Affiliate has any liability, including contingent liability.

         "Environmental Claims" has the meaning set forth in Section 4.14.

         "Environmental Indemnity" means the Environmental Indemnity Agreement dated as of the Closing Date herewith from Borrower and Guarantors to Lender.

         "Environmental Laws" means all present and future federal, state or local laws, statutes, ordinances, codes, rules, regulations, orders, decrees, common law, or directives, in any case imposing liability, reporting or monitoring requirements, or standards of conduct, or relating to the indoor or outdoor environment, industrial hygiene, public or worker health and safety, natural resources, pollution, waste management, or the handling, generation, release, disposal or storage of Hazardous Material.

         "Environmental Reports" means environmental reports and audits prepared
by  environmental  engineers  and/or  consultants   satisfactory  to  Lender  in
accordance with standards acceptable to Lender.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

         "ERISA Affiliate" means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as Borrower, (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with Borrower, (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as Borrower or any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) or (iv) other Person which is required to be aggregated with Borrower pursuant to regulations promulgated under Section 414(o) of the IRC. Notwithstanding the foregoing, each of the Borrower Parties shall be deemed to be ERISA Affiliates of each other for purposes of this Agreement, irrespective of whether or not the foregoing criteria are satisfied now or hereafter.

         "Financing Statements" means the UCC Financing Statements naming the applicable Borrower Parties, as debtor, and Lender, as secured party, required






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under applicable state law to perfect the security interests  created  hereunder or under the other Loan Documents.

         "GAAP" means generally accepted accounting principles as set forth in Statement on Auditing Standards No. 69 entitled "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "Ground Leases" means the leases and other agreements pursuant to which Borrower holds any leasehold interest in any Property.

         "Hazardous Material" means all or any of the following: (A) substances, materials, compounds, wastes, products, emissions and vapors that are defined or listed in, regulated by, or otherwise classified pursuant to, any applicable Environmental Laws, including any so defined, listed, regulated or classified as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances", "pollutants", "contaminants", or any other formulation intended to regulate, define, list or classify substances by reason of deleterious, harmful or dangerous properties; (B) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (C) any flammable substances or explosives or any radioactive materials; (D) asbestos in any form;
(E) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (F) radon; or (G) urea formaldehyde.

         "Indebtedness", as applied to any Person, means: (A) all indebtedness for borrowed money; (B) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (C) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than trade indebtedness incurred in the ordinary course of business); (D) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (E) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

         "Investment" means (A) any direct or indirect purchase or other acquisition by Borrower of any beneficial interest in, including stock, partnership interest or other Securities of, any other Person or (B) any direct or indirect loan, advance or capital contribution by Borrower to any other Person, including all indebtedness and accounts receivable from that other Person that are





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not  current  assets or did not arise  from  sales to that  other  Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such investment.

           "IRC" shall mean the United States Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "Loan" shall have the meaning indicated in Section 2. 1.

         "Material Adverse Effect" means (A) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Borrower or (B) the material impairment of the ability of Borrower or any Affiliate thereof which is a party to a Loan Document to perform its obligations under any such Loan Documents or of Lender to enforce or collect any of the Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

         "Minnesota Mortgage" means that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof executed by EQI for the benefit of Lender and encumbering that certain Residence Inn Hotel located at 3040 Eagandale Road, Eagan, MN.

         "Mortgages" means collectively, the mortgages, deeds of trust and deeds to secure debt from Borrower to or for the benefit of Lender, each constituting a lien on a Property as collateral for the Loan.

         "Multiemplover Plan" means a "multiemployer plan" as defined in Section 3(37) or Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which Borrower or any ERISA Affiliate has any liability, including contingent liability.

         "New Loan Documents" shall have the meaning indicated in Section 2.4.

         "Note" shall have the meaning indicated in Section 2.1.





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         "Obligations"  means all  obligations,  liabilities and indebtedness of every nature of Borrower from time to time owed to Lender under the Loan Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against Borrower.

         "Optional Prepayment Date" shall have the meaning set forth in the Note.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA or Section 412 of the IRC and (A) which is maintained for employees of Borrower, or any of its ERISA Affiliates or (B) which has at any time within the preceding six (6) years been maintained for the employees of Borrower or any of its current or former ERISA Affiliates, or (C) for which Borrower or any ERISA Affiliate has any liability, including contingent liability.

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

         ""Property" and "Properties" means those hotels, motels, and other lodging facilities which serve as collateral for the Loan and upon which Mortgages will be recorded on the Closing Date. If any such lodging facility is sold and all Liens of the Mortgages are released therefrom in accordance with this Agreement, then such lodging facility shall cease to be a "Property". The Properties as of the Closing are identified on Schedule 1.1 -- Allocated Loan Amounts / Properties.

         "Rating Agency" shall mean any one or more of Standard & Poor's Rating Group, Moody's Investors Service, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., or any other nationally- recognized statistical rating organization designated by Lender in its sole discretion.

         "Release Price" shall mean, at any time and for any Property, one hundred twenty-five percent (125%) of the Allocated Loan Amount for such Property, plus accrued interest thereon through the date of payment to Lender.

         "Release Property" shall have the meaning set forth in Section 2.4.






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         "Remaining Collateral Pool" shall have the meaning set forth in Section
2.3.

         "REMIC" and "REMIC Trust" have the meanings set forth in Section 2.3.

         "Secondary  Market  Transaction"  has the  meaning set forth in Section
6.4.

         "Securities" (whether or not capitalized) means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of or any right to subscribe to, purchase or acquire, any of the foregoing.
         "Securitization" shall mean a rated offering of securities representing direct or indirect interests in one or more mortgage loans or the right to receive income therefrom.

         "Substitution" shall have the meaning set forth in Section 2.4.

         "Substitute Property" shall have the meaning set forth in Section 2.4.

         "Substitution Date" shall have the meaning set forth in Section 2.4.

         "Termination  Event"  means:  (A) a  "Reportable  Event"  described  in
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan; (B) the withdrawal of Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) or 4068(f) of ERISA; (C) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; (D) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; (E) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(F) the partial or complete withdrawal of Borrower or any ERISA Affiliate from a Multiemployer Plan; (G) the imposition of a Lien pursuant to Section 412 of the IRC or Section 302 of ERISA; (H) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (I) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "Title Company" means Chicago Title Insurance Company and TICOR Title Insurance Corporation or such other title insurance company as may be designated by Lender, subject to the reasonable approval of Borrower.





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         "Title  Policies" means a mortgagee's  policy of title insurance issued on the 1970 ALTA form by the Title Company, together with such reinsurance and direct access agreements as Lender may require, insuring that each Mortgage is a valid first and prior enforceable lien on the Borrower's fee simple interest (or leasehold interest, as applicable) in the Properties (including any easements appurtenant thereto) subject only to such exceptions to coverage as are acceptable to Lender. Without limitation, there shall be no liens on the fee superior to the Mortgage, other than statutory liens for nondelinquent property taxes. Each Title Policy shall contain such endorsements as Lender may require,
including   deletion  of  the  creditors'   rights   exception  and  affirmative
endorsement coverage for creditors' rights risks. All such policies and endorsements shall be in form specified by Lender.

Section 1.2 Accounting Terms: Utilization of GAAP for Purposes of Calculations Under Agreement.

         For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP.

Section 1.3   Other Definitional Provisions.

         References to "Articles", "Sections", "Subsections", "Exhibits" and "Schedules" shall be to Articles, Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1 .1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof", "herein", "hereto", "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific article, section, subsection, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                                    ARTICLE 2
                     LOAN TERMS / DEFEASANCE / SUBSTITUTION

Section 2.1       Loan.






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         (A) Loan.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower contained herein and in the other Loan Documents, Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, a loan (the "Loan") in the original principal
amount  of   Ninety-Seven   Million   Twenty   Thousand   and   No/100   Dollars
($97,020,000.00).

         (B) Note. The Loan shall be evidenced by two (2) separate promissory notes (collectively, the "Note"), each duly executed by Borrower and in form and substance satisfactory to Lender, one such note being in the original principal sum of Three Million Eight Hundred Forty Thousand and No/100 Dollars ($3,840,000.00) and the other such note being in the original principal amount of Ninety-Three Million One Hundred Eighty Thousand and No/100 Dollars ($93,180,000.00).

         (C) Use of Proceeds. The proceeds of the Loan shall be used to (i) pay all recording fees and taxes, title insurance premiums, the costs and expenses incurred by Lender and Borrower Parties, including the legal fees and expenses of counsel to Lender and Borrower Parties, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld) related to the Loan; (ii) establish the Accounts required under the Loan Documents; and (iii) for certain other business and commercial uses of Borrower.

         (D) Sums Payable Under Note. The Note sets forth the provisions regarding the calculation of sums payable thereunder and the method of making such payments, including without limitation, the calculation and payments of the regular interest rate, the default interest rate, late charges, principal amortization and payments due at maturity.

Section 2.2   Prepayments.

         No prepayment of the Loan shall be allowed in whole or in part except as expressly provided in the Note. No other right to prepay shall be implied.

Section 2.3   Defeasance.

         (A) Defeasance Generally. Subject to compliance with and satisfaction of the terms and conditions of this Section, Borrower shall have the right on any Monthly Payment Date (defined below) after the Defeasance Lockout Period Expiration Date (defined below) and prior to the Optional Prepayment Date (as defined in the Note), to obtain release of one or more of the Properties from the Lien of the applicable Mortgages (such event being hereinafter referred to as a "Defeasance") by delivering sufficient funds to Lender for Lender to purchase the applicable Defeasance Collateral (defined below) as security for the payment of the Loan. "Monthly Payment Date" shall mean the first day of each calendar month prior to the Maturity Date. "Defeasance Lockout Period Expiration Date" shall mean that date which is three (3) years after the date hereof.

         (B) Conditions. As a condition precedent to any Defeasance and prior to any release of the applicable Property, all of the following requirements shall have been satisfied:

                  (i) Borrower shall provide not less than 30 days prior written notice to Lender of the Monthly Payment Date upon which Borrower intends to effect a Defeasance hereunder (the "Defeasance Date") identifying the subject Properties.

                  (ii) No Default or Event of Default shall exist at the time of the Defeasance.

                  (iii) Borrower shall pay to Lender a sum of money, sufficient in Lender's determination, for Lender to purchase the required amount of Defeasance Collateral, as described in clause (D) below; in connection therewith, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using such sums to purchase the Defeasance Collateral, such appointment being irrevocable and coupled with an interest.

                  (iv) Borrower shall deliver a release of the applicable Property from the lien of the applicable Mortgage, Financing Statements and other applicable Loan Documents evidencing a Lien against such Property (for execution by Lender), in forms appropriate for the jurisdiction in which such Property is located.

                  (v) The DSCR for the Properties that will be undefeased after such Defeasance (that is, not including the Property subject to the Defeasance and not including all Properties as to which Defeasance shall have previously occurred) (such Properties being hereinafter referred to as the "Remaining Collateral Pool"), shall be at least 1.90:1.0. Borrower shall be permitted, without payment of any prepayment fee, to provide to Lender funds to purchase such additional Defeasance Collateral (as determined by Lender in its sole discretion), in excess of that which would otherwise be required hereunder, in order to achieve net cash flow from such Defeasance Collateral and the Remaining Collateral Pool as would equate, in Lender's sole determination, to such required minimum 1.90 DSCR.

                  (vi) All accrued and unpaid principal, interest and all other sums due under the Note, this Agreement and the other Loan Documents up to the Defeasance Date, including, without limitation, all costs and expenses incurred by Lender or its agents in connection with such Defeasance (including without limitation, the reasonable fees and expenses incurred by attorneys and accountants in connection with the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined) and related documentation), shall be paid in full on or prior to the Defeasance Date.

                  (vii) At Lender's election, Borrower shall have delivered to Lender all necessary documents to amend and restate the Note as required by

Lender to reflect that all or a portion of the real property security for the Note has been defeased. After such restatement, at Lender's option, there may be one or more notes. Such restated note or notes shall be in form and substance satisfactory to Lender, and the allocation of security among such notes shall be determined by Lender in its sole discretion. As used herein, as to any Defeasance, the "Defeasance Note" shall mean the note(s) that is (are) secured in whole or part by the applicable Defeasance Collateral. Therefore, after defeasance of all of the Properties, the Defeasance Note shall (and if Defeasance has occurred as to fewer than all of the Properties, then, at Lender's option, the Defeasance Note may) be secured solely by Defeasance Collateral.

                  (viii) Borrower shall execute and deliver to Lender any and all certificates, opinions, documents or instruments required by Lender in connection with the Defeasance, including, without limitation, a pledge and security agreement satisfactory to Lender creating a first priority lien in favor of Lender in the Defeasance Collateral (a "Defeasance Security Agreement"), which shall provide among other things, that any excess received by Lender from the Defeasance Collateral over the amounts payable by Borrower hereunder shall be held by Lender as additional security, and that any excess remaining after payment in full of all obligations of Borrower under the Loan Documents shall be refunded to Borrower.

                  (ix) Borrower shall have delivered to Lender an opinion of Borrower's counsel in form and substance satisfactory to Lender stating that (a) the Defeasance Collateral and the proceeds thereof have been duly and validly assigned and delivered to Lender, that Lender has a valid, perfected, first priority lien and security interest in the Defeasance Collateral delivered and the proceeds thereof (with appropriate assumptions regarding factual matters and the applicable uniform commercial code as it relates to the priority of such lien), and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and (b) if the Lender shall at the time of the Defeasance be a REMIC (defined below), (1) the Defeasance Collateral has been validly assigned to the REMIC Trust which holds the Note (the "REMIC Trust"), (2) the Defeasance has been effected in accordance with the requirements of Treasury Regulation Section 1.860(G)-2(a)(8) (as such regulation may be amended or substituted from time to time) and will not be treated as an exchange pursuant to Section 1001 of the IRC and (3) the tax qualification and status of the REMIC Trust as a REMIC will not be adversely affected or impaired as a result of the Defeasance. The term "REMIC" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the IRC.

                  (x) Borrower shall have delivered to Lender written confirmation from the Rating Agencies selected by Lender that such Defeasance will not result in a withdrawal, downgrade or qualification of the respective ratings by the applicable Rating Agencies of any securities in connection with the applicable securitization which are then outstanding in effect immediately prior to such Defeasance. If required by Lender or the Rating Agencies, Borrower shall, at Borrower's expense, also deliver or cause to be delivered a non-consolidation opinion with respect to Borrower or the Defeasance Obligor

(as defined below) in form and substance satisfactory to Lender and the Rating Agencies.

                  (xi) Borrower shall deliver an officer's certificate from Borrower certifying that the requirements set forth in this Section 2.3 have been satisfied.

                  (xii) Borrower shall have satisfied such additional criteria as Lender then shall reasonably require in connection with defeasance of mortgage loans generally.

         (C) Substituted Defeasance Obligor. In connection with any Defeasance hereunder, Borrower may, or at the option of Lender shall, in each instance at Borrower's expense, establish or designate a successor entity acceptable to Lender in its sole and absolute discretion (the "Defeasance Obligor") and in such event, Borrower shall transfer and assign all of its obligations, rights and duties under and to the Defeasance Note together with the Defeasance Collateral to such Defeasance Obligor. Such Defeasance Obligor shall assume the obligations under the Defeasance Note and any Defeasance Security Agreement as well as under such provisions of the Loan Documents as Lender may designate, in each case pursuant to an assumption agreement in form and substance satisfactory to Lender. As conditions to such assignment and assumption, Borrower shall (i) deliver to Lender an opinion of counsel (delivered by counsel satisfactory to Lender) in form and substance satisfactory to Lender stating, among other things, that such assumption agreement is enforceable against Borrower and such successor entity in accordance with its terms and that the Note, the Defeasance Security Agreement and the Loan Documents as so assumed, are enforceable against such successor entity in accordance with their respective terms, and (ii) pay all reasonable costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including without limitation, the review of the proposed transferee and the preparation of the assumption and related documentation), and, after Defeasance of all of the Properties, Borrower shall be relieved of its obligations under such documents and the Loan Documents (except for provisions of the Loan Documents pertaining to indemnification, choice of law, waivers, payment of costs and attorneys' fees, and other provisions which by their terms expressly survive payment in full).

         (D)  Defeasance   Collateral  -  Quantities  and  Criteria.   The  term
"Defeasance Collateral" as used herein shall mean direct, non-callable obligations of the Treasury of the United States of America, for which its full faith and credit is pledged, that provide for payments prior, but as close as possible, to all successive Monthly Payment Dates occurring after the Defeasance Date, with each such payment being equal to or greater than the amount of the corresponding installment of principal and interest under the Note and other Loan Documents, including the payment in full of all obligations outstanding hereunder and under the Note and other Loan Documents assuming Borrower were to prepay the Note in full on the Optional Prepayment Date. In the case of a Defeasance of fewer than all of the Properties, the amount of the Defeasance Collateral shall be sufficient, as determined by Lender, to pay a portion of the aggregate monthly debt service, other Loan sums and amounts due at the Optional Prepayment Date attributable to a portion of Loan principal equal to the Release Price for the applicable Property, determined immediately prior to the Defeasance.

         (E) Defeasance Collateral - Security Interest. Etc. Each of the obligations of the United States of America that is part of the Defeasance Collateral shall be duly endorsed as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof as the case may be, to effectuate book entry transfers and pledges through the book entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral the first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interest. Borrower shall authorize and direct that the payments received from such obligations shall be made directly to Lender or Lender's designee and applied to satisfy the obligations of Borrower or, if applicable, Defeasance Obligor, under the Defeasance Note.

         (F) Costs and Expenses. Borrower shall pay on demand all costs and expenses (including reasonable attorneys' fees) incurred by Lender directly or indirectly in connection with the Defeasance and the release of the Property, whether or not the Defeasance or release actually occurs. Without limitation of the foregoing, Borrower shall pay on demand any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the creation of the Defeasance Note, the modification of the Note, and all costs of acquisition and administration of the Defeasance Collateral.

         (G) Release of Property. Upon compliance with all of the requirements and conditions pertaining to Defeasance set forth above, Lender shall release or cause the release of the applicable Property from the lien of the Mortgages and the other Loan Documents in accordance with the terms hereof and thereof.

Section 2.4   Substitution of Properties.

         (A) Substitution Generally. Subject to compliance with and satisfaction of the terms and conditions of this Section, Borrower shall have the right on any Substitution Date (as defined below) after the Defeasance Lockout Period Expiration Date and prior to the Optional Prepayment Date, to obtain release of one or more of the Properties from the Lien of the Applicable Mortgages and to substitute one or more hotel properties (each such property, including all related real and personal property, a "Substitute Property") for each such released Property, as substituted collateral for the Loan (such event being hereinafter referred to as a "Substitution").

         (B) Conditions. As a condition precedent to any such Substitution and prior to any release of the applicable Property or Properties (such Property or Properties to be released being hereinafter referred to as a "Release Property"), all the following requirements shall have been satisfied:

                  (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender of the Monthly Payment Date or other date reasonably acceptable to Lender upon which Borrower intends to effect a Substitution hereunder (the "Substitution Date") identifying the subject Release Property or Release Properties, as well as the corresponding Substitute Property or Substitute Properties.

                  (ii) No Default or Event of Default shall exist at the time of the Substitution.

                  (iii) Borrower shall deliver a release of the applicable Release Property from the lien of the applicable Mortgage, Financing Statements and other applicable Loan Documents evidencing a Lien against such Property (for execution by Lender), in forms appropriate for the jurisdiction in which such Release Property is located.

                  (iv) The Allocated Loan Amount of the Release Property or Release Properties as of any particular Substitution Date, shall not exceed Twenty-Five Million Dollars ($25,000,000), and the aggregate Allocated Loan Amount of all Release Properties released by Lender from and after the date hereof shall not exceed Fifty Million Dollars ($50,000,000).

                  (v) The  Substitute  Property  shall  be of  like-kind  as the
Release Property for which it is being substituted, as reasonably determined by Lender. As used herein "like-kind" shall mean that each Release Property and its corresponding Substitute Property shall be hotel properties with substantially the same level of services and amenities, each having franchises from nationally-recognized hotel franchisors, and with net cash flow and property valuations that are in the aggregate substantially similar, unless any of such consistent characteristics is waived by Lender.
                  (vi) All accrued and unpaid principal,  interest and all other sums due under this Agreement and the Note and other Loan Documents up to the Substitution Date, including, without limitation, all costs and expenses incurred by Lender or its agents in connection with such Substitution, shall be paid in full on or prior to the Substitution Date.

                  (vii) Borrower shall execute and deliver to Lender any and all certificates, opinions, documents or instruments required by Lender in connection with the Substitution, including, without limitation, Lender's then-current form of mortgage or deed of trust and related security agreements, and shall provide Lender with a valid, enforceable first-priority lien upon the Substitute Property, including all land, improvements, furniture, fixtures, equipment, accounts, reserves and other property related to such Substitute Property.

                  (viii) Borrower shall provide Lender with a Phase I environmental report for the Substitute Property, prepared by a company acceptable to Lender, and with such report being in form and content and with such conclusions as regards environmental matters as satisfy Lender's then-current requirements.

                  (ix) Borrower shall provide Lender with a structural and engineering report for the Substitute Property, prepared by a company acceptable to Lender and being in form and content and having such conclusions as to the structural and engineering status of the Substitute Property as satisfies Lender's then-current requirements. Borrower shall escrow one hundred twenty-five percent (125%) of the cost of any immediate repairs which are recommended by such report, pursuant to an escrow agreement or holdback agreement satisfactory to Lender.

                  (x) Borrower shall furnish Lender with an appraisal of the Substitute Property from an appraiser acceptable to Lender and in form and content satisfying Lender's then-current requirements, which appraisal shall reflect a loan-to-value ratio not in excess of fifty-five percent (55%). The numerator of such loan-to-value ratio shall be based upon the then-outstanding principal balance of the Loan and the denominator of such ratio shall be calculated by adding (i) the appraised value of the Substitute Property (in lieu of the appraised property of the applicable Release Property) plus (ii) the appraised value of all other Properties that are part of the Remaining Collateral Pool (or, in Lender's sole discretion, in lieu of requiring current appraisals of all such property, such other valuation as is acceptable to Lender).

                  (xi) Borrower's title to the Substitute Property shall be free and clear of all liens and encumbrances and shall otherwise satisfy Lender's reasonable underwriting requirements. Borrower shall obtain title insurance coverage for Lender for the Substitute Property, similar to the Title Policies, reflecting Lender's first-priority mortgage lien and otherwise in accordance with Lender's reasonable requirements.

                  (xii) The Substitute Property must generate a stabilized NOI , in accordance with Lender's then-current underwriting criteria and practices (consistent with the requirements of the Rating Agency), which is equal to or greater than the stabilized NOI of the applicable Release Property for which it is being substituted.
                  (xiii) Borrower shall own the Substitute Property in fee simple.

                  (xiv) Borrower shall have delivered to Lender an opinion of Borrower's counsel in form and substance satisfactory to Lender stating that (a) the Substitute Property has been duly mortgaged, assigned and delivered to Lender, that Lender has a valid, perfected lien and security interest in all portions of the Substitute Property, and that the new mortgage or deed of trust, security agreement and other loan documents applicable to the Substitute Property (the "New Loan Documents") are enforceable against Borrower in accordance with their respective terms and (b) if the Lender shall at the time of the Substitution be a REMIC, (1) the New Loan Documents have been validly assigned to the REMIC Trust which holds the Note (the "REMIC Trust"), (2) the Substitution has been effected in a manner that is not in violation of the requirements of the IRC, if any, and (3) the tax qualification and status of the REMIC Trust as a REMIC will not be adversely affected or impaired as a result of the Substitution.

                  (xv) Borrower shall have delivered to Lender written confirmation from the Rating Agencies selected by Lender that such Substitution will not result in a withdrawal, downgrade or qualification of the respective ratings by the applicable Rating Agencies of any securities in connection with the applicable securitization which are then outstanding in effect immediately prior to such Substitution. If required by Lender or the Rating Agencies, Borrower shall, at Borrower's expense, also deliver or cause to be delivered a non-consolidation opinion with respect to Borrower (as defined below) in form and substance satisfactory to Lender and the Rating Agencies.

                  (xvi) Borrower shall deliver an officer's certificate from Borrower certifying that the requirements set forth in this Section 2.4 have been satisfied.

                  (xvii) Borrower shall have satisfied such additional criteria as Lender then shall reasonably require in connection with release and substitution of mortgage loans generally.

         (C) Costs and Expenses. Borrower shall pay on demand all costs and expenses (including reasonable attorneys' fees) incurred by Lender directly or indirectly in connection with the Substitution and the release of the Release Property, whether or not the Substitution or release actually occurs. Without limitation of the foregoing, Borrower shall pay on demand any revenue, documentary stamp, mortgage tax, title insurance premium, or intangible taxes or any other tax or charge due in connection with the execution, delivery and recordation of the New Loan Documents and all instruments related thereto.

         (D) Release of Property. Upon compliance with all of the requirements and conditions pertaining to Substitution set forth above, Lender shall release or cause the release of the applicable Release Property from the lien of the Mortgages and the other Loan Documents in accordance with the terms hereof and thereof.

Section 2.5       Other Property Releases.

         Except as described in Sections 2.3 and 2.4 above, no Property shall be released from the lien of any mortgage or deed of trust held by Lender securing the Loan, except in accordance with Section 5.6 below.


                                    ARTICLE 3

                               CONDITIONS TO LOAN

Section 3.1   Conditions to Funding of the Loan on the Closing Date.

         The obligations of Lender to find the Loan are subject to the prior or concurrent satisfaction of the conditions set forth below. Where in this Section any documents, instruments or information are to be delivered to Lender, then the condition shall not be satisfied unless (i) the same shall be in form and substance satisfactory to Lender, and (ii) if so required by Lender, Borrower shall deliver to Lender a certificate duly executed by Borrower stating that the applicable document, instrument or information is true and complete and does not omit to state any information without which the same might reasonably be deemed misleading.

         (A) Loan Documents. On or before the day prior to the Closing Date, Borrower shall deliver and cause to be delivered to Lender all of the Loan Documents specified in Schedule 3.1(A), together with such other Loan Documents as may be required by Lender, each, unless otherwise noted, dated as of the Closing Date, duly executed, in form and substance satisfactory to Lender and in quantities designated by Lender (except for the Note, of which only the original shall be signed).

         (B) Performance of Agreements, Truth of Representations and Warranties. Each Borrower Party and all other Persons executing any agreement on behalf of any Borrower Party shall have performed in all material respects all agreements which this Agreement provides shall be performed on or before the Closing Date. The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date.

         (C) Searches. Lender shall have received certified copies of UCC, judgment, tax lien, bankruptcy and litigation search reports with respect to all Borrower Parties, all dated not more than 30 days prior to the Closing Date, and delivered prior to the Closing Date.

         (D) Opinions of Counsel. On or before the Closing Date, Lender shall have received from Hunton & Williams, counsel for Borrower, its written opinion as to (w) the due formation, valid existence, and good standing of the Borrower Parties, (x) the due authorization, execution and delivery of this Agreement and the Loan Documents, (y) nonconsolidation of Borrower in bankruptcies of Affiliates, including Borrower Sponsors, and (z) such other matters as may be requested by Lender. Also on or before the Closing Date, Lender shall have received opinions of local counsel to Borrower or Lender in the states in which the Properties are located, as to enforceability and such other matters as Lender may request. By execution of this document, Borrower authorizes and directs such counsel to render such opinions and deliver the same to Lender on or before the Closing Date.

         (E) Insurance Policies and Endorsements. On or before the Closing Date, Lender shall have received copies of certificates of insurance (dated not more than thirty (30) days prior to the Closing Date) regarding insurance required to be maintained under this Agreement and the other Loan Documents, together with endorsements satisfactory to Lender naming Lender as additional insured and loss payee, as required by Lender, under such policies. In addition, as to any insurance covering matters arising under Environmental Law that Borrower may have as to any of the Properties, the same shall be endorsed to Lender as required by Lender.

         (F) Certificates of Formation and Good Standing. Prior to the Closing Date, Lender shall have received copies of the organizational documents and filings of each Borrower Party, each Borrower Parties' general partner, Guarantors, and Tenant, together with good standing certificates (or similar documentation) (including verification of tax status) from the state of its formation, from the state in which its principal place of business is located, from the states where it owns Properties, and from all states in which the laws thereof require such Person to be qualified and/or licensed to do business. Each such certificate shall be dated not more than sixty (60) days prior to the Closing Date, as applicable, and certified by the applicable Secretary of State or other authorized governmental entity. In addition, on or before the Closing Date both the secretary or corresponding officer of each Borrower Party, or the secretary or corresponding officer of the partner, trustee, or other Person as required by such Borrower Party's organizational documents (as the case may be, the "Borrower Party Secretary") shall have delivered to Lender a certificate stating that the copies of the organizational documents as delivered to Lender are true and complete and are in full force and effect, and that the same have not been amended except by such amendments as have been so delivered to Lender.

         (G) Certificates of Incumbency and Resolutions. On or before the Closing Date, Lender shall have received certificates of incumbency and resolutions of each Borrower Party, Guarantors, and their constituents as requested by Lender, approving and authorizing the Loan and the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by the appropriate Borrower Party Secretary as being in full force and effect without modification or amendment.

         (H) Letter of Direction. Prior to the Closing Date, Lender shall have received a letter of direction from Borrower addressed to Lender, or settlement statement signed by Borrower and Lender, with respect to the disbursement of the proceeds of the Loan.

         (I) Financial Statements. Prior to the Closing Date, Lender shall have received financial statements for the four most recent fiscal years, and for the current fiscal year to date for the Properties. The financial statements for the Borrower shall be audited on a consolidated basis for the most recent fiscal year; and to the extent that audited financial statements are available for prior years, Borrower shall provide them. If any such statements are not available for Properties that have not been owned by Borrower for the applicable periods, then Borrower shall provide such financial reports as are available.

All such financial statements shall be certified to Lender by the applicable Borrower Party (through its chief financial officer), which certification shall be in form and substance reasonably satisfactory to Lender.

         (J) Appointment of Agent for Service. Prior to the Closing Date, Lender shall have received a letter appointing CT Corporation System as each Borrower Party's agent for service of process, and evidence of retention of said agent.

         (K) Closing Certificate. On or before the Closing Date, Lender shall have received certificates dated as of such date executed by Borrower and also the chief financial officer (or similar officer) of Borrower (the "Closing Certificate") stating that: (i) on such date, no Default or Event of Default has occurred and is continuing; (ii) no material adverse change in the financial condition or operations of the business of Borrower or the projected cash flow of Borrower has occurred since December 31, 1998 (or if there has been any change, specifying such change in detail); (iii) the representations and warranties set forth in this Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date (or if any such representations or warranties require qualification, specifying such qualification in detail); (iv) there has been no material change in any of the documents, instruments, or information delivered to Lender pursuant to this Article (or if there has been any change, specifying such change in detail); (v) Borrower on such date is in compliance with all the terms and provisions set forth in this Agreement on its part to be observed and performed, and (vi) that after giving effect to the Loan, the fair salable value of the assets of Borrower will exceed the probable liability on its debts, that Borrower will be able to pay its debts as they mature and that Borrower will not have unreasonably small capital to conduct its business.

         (L) Appraisals. Prior to the Closing Date, Lender shall have received an independent appraisal of each Property from an appraiser engaged by Lender, which indicates the fair market value of such Property and is satisfactory to Lender in all respects. Each such appraisal shall conform in all respects to the requirements for surveys set forth in the Financial Institutions Reform and Recovery Act of 1989 and the regulations promulgated thereunder (as if Lender were an institution under the jurisdiction thereof) and the Uniform Standards of Professional Appraisal Practices of the Appraisal Foundation.

         (M) Environmental Reports. Prior to the Closing Date, Lender shall have received and approved Environmental Reports prepared or updated not later than sixty (60) days prior to the Closing, relating to each of the Properties, together with letters from the preparer(s) thereof entitling Lender to rely upon the Environmental Reports.

         (N) Operating Leases, Management, License and Franchise Agreements. On or before the Closing Date, Lender shall have received certified copies of all Operating Leases, management agreements, license agreements and franchise agreements relating to the Properties.

         (O) Zoning. On or before the 10th day prior to the Closing Date, Lender shall have received evidence reasonably satisfactory to Lender as to the zoning and subdivision compliance of the Properties.

         (P)     Franchisor Comfort Letters.   Prior to the Closing Date, Lender
shall have received so-called "comfort letters" or equivalent assurances with respect to each of the Properties, from Amerisuites Hospitality, Inc. (Amerisuites), Promus Hotels, Inc. (Hampton Inn and Homewood Suites), Marriott International, Inc. (Residence Inn by Marriott) and/or other franchisors, as the case may be.

         (Q) Title Policies. Prior to the Closing, Lender shall have received preliminary title reports or title commitments for all Properties. On or before the Closing Date, Lender shall have received and approved pro forma Title Policies for each Mortgage, and as of the Closing the Title Company shall be irrevocably committed and prepared immediately to issue the Title Policies.

         (R) Surveys. Prior to the Closing Date, Lender shall have received a survey of each Property reasonably satisfactory to Lender and sufficient to enable the Title Company to delete the "standard survey exception" from the pro forma Title Policies and to issue a "same as survey" endorsement.

         (S) Licenses, Permits and Approvals. On or before the Closing Date, Lender shall have received copies of a final, unconditional certificate of occupancy issued with respect to each Property, together with all other applicable licenses, permits and approvals required for the Borrower to own, use, occupy, operate and maintain such Properties, including all necessary licenses for food service and the service of alcoholic beverages.

         (T) Leases and Other Agreements. On or before the Closing Date, Lender shall have received and approved certified copies of all operating leases
(including each Operating Lease), operating agreements, service contracts, management agreements, franchise agreements and equipment leases, if any, relating to Borrower's ownership and operation of the Properties.

         (U) Lender's Inspection. On or before the Closing Date, Lender shall have received a satisfactory property condition report for each of the Properties. Such report shall set forth any items of deferred maintenance at such Property. Such reports shall be prepared by engineers satisfactory to Lender.

         (V) Deposits. The deposits required herein and in the other Loan Documents, including without limitation, the initial deposits into the Accounts, shall have been made from Loan funds.

         (W) Ground Leases. Estoppels. Prior to the Closing, Lender shall have received certified copies of the Ground Leases; and not later than the

Closing, Lender shall have received such estoppel certificates and agreements as Lender may require, duly executed by Borrower and the holders of superior interests in the Properties that are subject to Ground Leases.

         (X) Commitment Fee. At the Closing, Lender shall have received its financing fee of twenty-five one-hundredths percent (0.25%) of the maximum principal amount of the Loan, which is paid in full.

         (Y) Legal Fees: Closing Expenses. Borrower shall have paid any and all legal fees and expenses of counsel to Lender, together with all recording fees, mortgage taxes, other taxes, title insurance premiums, and other costs and expenses related to the Closing.

         (Z) Other Requirements. Prior to the Closing Date, Borrower Parties shall have satisfied such other conditions as Lender may reasonably request.

         (AA) Other Review. Lender shall have completed all other review of Borrower Parties, the Properties, and such other items as they determine relevant, and shall have determined based upon such review to find the Loan.

                                    ARTICLE 4
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and to make the Loan, each Borrower Party represents and warrants to Lender that the following statements, after giving effect to the Loan, will be, true, correct and complete as of the Closing Date.

Section 4.1   Organization, Powers, Capitalization, Good Standing, Business.

         (A) Organization and Powers. Each Borrower Party is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Tennessee. EQI Financing Corporation II is the sole general partner of each Borrower Party. Equity Inns Partnership, L.P. is a limited partnership and Equity Inns, Inc. is a corporation, in each case duly organized, validly existing and in good standing under the laws of Tennessee. Each Borrower Party and Borrower Sponsor has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into each Loan Document to which it is a party and to perform the terms thereof.

         (B) Qualification. Each Borrower Party is duly qualified and in good standing in the state of its formation and in each state where it owns a Property. In addition, each Borrower Party is duly qualified and in good standing in each state where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each Borrower Party is qualified to do business are set forth on Schedule 4.1(B).

         (C) Business. Each Borrower Party is engaged only in the business of owning and operating its Properties, and EQI Financing Corporation II is engaged only in the business of acting as the sole general partner of each Borrower Party.

Section 4.2       Authorization of Borrowing, etc.

         (A) Authorization of Borrowing. Borrower has the power and authority to incur the Indebtedness evidenced by the Note. The execution, delivery and performance by each Borrower Party and Borrower Sponsor of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary partnership, trustee, corporate or other action, as the case may be.

         (B) No Conflict. The execution, delivery and performance by each Borrower Party and Borrower Sponsor of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate (x) any provision of law applicable to any Borrower Party or Borrower Sponsor; (y) the partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, or other organizational documents, as the case may be, of each Borrower Party and Borrower Sponsor; or (z) any order, judgment or decree of any court or other agency of government binding on any Borrower Party or any of its Affiliates; (2) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower Party or any of its Affiliates; (3) result in or require the creation or imposition of any Lien upon any of the Properties or any other assets of any Borrower Party or any of its Affiliates; or (4) require any approval or consent of any Person under any Contractual Obligation of any Borrower Party or any of its Affiliates, other than those approvals or consents which have been obtained on or before the dates required under such Contractual Obligation, but in no event later than the Closing Date.

         (C) Governmental Consents. The execution, delivery and performance by each Borrower Party and Borrower Sponsor of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         (D) Binding Obligation. This Agreement is, and the Loan Documents, including the Note, when executed and delivered will be, the legally valid and binding obligations of each Borrower Party and Borrower Sponsor which is a party to the same, each enforceable against the Borrower Parties and Borrower Sponsors, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights. No Borrower Party or Borrower Sponsor has any defense or offset to any of its obligations under the Loan Documents. No Borrower Party or any Affiliate thereof has any claim against Lender, or any officer, employee, agent, director, or Affiliate of Lender.

Section 4.3   Financial Statements.

         All financial statements concerning any of Borrower and its Affiliates which have been or will hereafter be furnished by or on behalf of Borrower to Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP, consistently applied (except as disclosed therein) and do or will present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

Section 4.4   Indebtedness and Contingent Obligations.


         As of the Closing, no Borrower Party shall have any Indebtedness or Contingent Obligations except for the Obligations and except those, if any, expressly permitted by this Agreement or any of the Mortgages.

Section 4.5 Title to Properties; Liens; Zoning; Leases; Agreements; Rent Roll; Lease Issues; Condition.

         (A) Borrower has good and marketable fee simple (or leasehold, as applicable) title to its respective Properties. Borrower owns and will own at all times all personal property relating to its respective Properties (other than personal property owned by each Tenant and by any sub- tenants of any Property as set forth on Schedule 4.5(A), subject only to those title exceptions shown in the Title Policies. Except for such title exceptions, all such Properties are free and clear of Liens. There are no proceedings in condemnation or eminent domain affecting any of the Properties, and to the knowledge of Borrower, none is threatened.

         (B) Each Property is zoned for hotel use (or such use is grandfathered or permitted pursuant to a variance or special exception as set forth on
Schedule 4.5(B) - 1), which zoning designation (or variance or exception, as applicable) is unconditional, in full force and effect, and is beyond all applicable appeal periods. Except as set forth in the immediately preceding sentence and, each of the Properties is in compliance with all applicable zoning, subdivision and land use laws, regulations and ordinances. Except as set forth on Schedule 4.5(B) - 2, in the event that all or any part of the improvements located on a Property are destroyed or damaged, said improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, other than customary demolition, building and other construction related permits (except for those Properties which use has been grandfathered or granted a variance or special exception). Except as set forth on Schedule 4.5(B) - 3, each Property contains enough peremanent parking spaces (both regular spaces and handicap spaces), or unstriped available paved space to satisfy all requirements imposed by applicable laws with respect to parking. No legal proceedings are pending or, to the knowledge of Borrower, threatened with respect to the zoning of any of the Properties. To the knowledge of Borrowerbased on the zoning letters, neither the zoning nor any other right to construct, use or operate the Properties is in any way dependent upon or related to any real estate other than the applicable Properties. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by Borrower with respect to any Property without Lender's prior written consent.

         (C) There are no Leases affecting any Property other than each Operating Lease described in the Mortgages, the equipment leases described in
Section 11(d) of the Mortgages, and certain telecommunication leases with Apex Company, or an affiliate thereof, at those Properties which are leased from Borrower by Wayne Holding Corp. Except for the tenants identified in the Leases that have been delivered to Lender, no Person (other than hotel guests occupying hotel rooms and suites) has any right to occupy any portion of the Property, and to the knowledge of Borrower after due inquiry, no Person is so occupying any portion of any Property.

         (D) Borrower has provided Lender, or has caused Tenant to provide Lender, with true and complete copies of all contracts and agreements affecting each Property and the operation and management of each Property, including, all management agreements, all license agreements, all franchise agreements, the Ground Leases and all Leases, tenancies or other contracts or agreements relating to the use, maintenance, development, operation or management thereof. Since the date of their provision to Lender, to the best of Borrower's knowledge (after due inquiry), none of the foregoing agreements has been modified or amended in any respect and no such modification or amendment is contemplated. Except as set forth on Schedule 4.5(D), and except for the Loan Documents, no Borrower is a party to, and will not be a party to any agreement, document or instrument other than the Loan Documents and other than its organizational documents.

         (E) True and correct copies of the Operating Leases are attached hereto as Schedule 4.5(E). (i) the Operating Leases are in full force and effect; (ii) neither Borrower has given any notice of default to any tenant under any Operating Lease which remains uncured; (iii) no tenant has any set off, claim or defense to the enforcement of any Operating Lease; (iv) no tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Operating Lease, or, to the knowledge of Borrower, is materially in default in the performance of any other obligations under the applicable Operating Lease; (v) Borrower has completed all work or alterations required of the landlord or lessor under each Operating Lease, and all of the other obligations of landlord or lessor under the Operating Leases have been performed; and (vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Operating Lease.

         (F) There are no legal proceedings commenced (or, to the best knowledge of Borrower, threatened) against Borrower by any tenant or former tenant. No rental in excess of one month's rent has been prepaid under any of the Leases. Each of the Leases is valid and binding on the parties thereto in accordance with its terms. The execution of this Agreement and the other Loan Documents will not constitute an event of default under any of the Leases.

         (G) All of the improvements located on each Property ("Improvements") are in good condition and repair, except for the contemplated renovations set forth on Schedule 4.5(G) - 1. Borrower is not aware of any latent or patent structural or other significant defect or deficiency in the Improvements. Except as set forth on Schedule 4.5(G) - 2, city water supply, storm and sanitary sewers, and electrical, gas and telephone facilities are available to each Property within the boundary lines of each Property, are sufficient to meet the reasonable needs of each Property as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of each Property as now used, and design and as-built conditions of each Property are such that surface and storm water does not accumulate on each Property and does not drain from each Property across land of adjacent property owners in any manner which would have a Material Adverse Effect on such Property. Except as set forth on Schedule 4.5(G) - 3, no part of any Property is within a flood plain and none of the Improvements create an encroachment over, across or upon any Property's boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to the Properties for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. All liquid or solid waste disposal, septic or sewer system located at the Properties are in good and safe condition and repair and in compliance with all applicable law.

Section 4.6   Litigation: Adverse Facts.

         Except as set forth on Schedule 4.6 or for those matters for which coverage has been tendered and accepted (without reservation) by the applicable insurance carrier, there are no judgments outstanding against any Borrower Party, or affecting any property of any Borrower Party, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against any Borrower Party. The actions, charges, claims, demands, suits, proceedings, petitions, investigations and arbitrations set forth on
Schedule 4.6 will not result, if adversely determined, and could not reasonably be expected to result, either individually or in the aggregate, in any Material Adverse Effect on Borrower or the Properties and do not relate to and will not affect the consummation of the transactions contemplated hereby.

Section 4.7   Payment of Taxes.

         All material tax returns and reports of each Borrower Party required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Person and upon its properties, assets, income and franchises which are due and payable have been paid when due and payable. There is not presently pending (and to the best of Borrower's knowledge, there is not contemplated) any special assessment against any Property or any part thereof. No part of any Property is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any Property. None of the United States income tax returns of Borrower Parties are under audit. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower Parties in respect of any taxes or other governmental charges are in accordance with GAAP.

Section 4.8   Adverse Contracts.

         Except for the Loan Documents and each Operating Lease, neither Borrower nor any of its Affiliates is a party to or bound by, nor is any of its property subject to or bound by any contract or other agreement which restricts its ability to conduct its business in the ordinary course or, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect. All existing management (property and asset), brokerage or other such similar agreements with a Borrower Affiliate with respect to assets owned by Borrower, may be terminated, without cause and without payment of a penalty or fee, on not less than thirty (30) days prior written notice in the event that Lender at any time exercises any of its rights to take control (voting or otherwise) of Borrower. All fees paid under any such agreement with an Affiliate shall be subordinate to the Indebtedness and all payments due under the Loan Documents.

Section 4.9   Performance of Agreements.

         No Borrower Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person which could have a Material Adverse Effect.

Section 4.10  Governmental Regulation.

         Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

Section 4.11  Employee Benefit Plans.

         Except  with  respect  to plans,  trusts or  agreements  identified  on
Schedule 4.11:

         (A) No Other Plans. Neither Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation (including a contingent obligation) under, any Employee Benefit Plans. Neither Borrower nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to employees after termination of employment other than as specifically required by Part 6 of Title I of ERISA. Neither Borrower nor any Person that is or was an ERISA Affiliate at any time during the immediately preceding six years has ever maintained, been required to contribute to, been required to pay any amount or had any obligation (whether actual or contingent) with respect to any Pension Plan or Multiemployer Plan. Neither Borrower nor any ERISA Affiliate is the grantor of a grantor trust established pursuant to Subpart E of Subchapter J of the IRC.

         (B) ERISA and IRC Compliance and Liability.  Each Employee Benefit Plan
(i) has been administered in accordance with its terms and (ii) complies in form, and has been maintained and operated in accordance with, the requirements of ERISA and, where applicable, the IRC, except where failure to comply would not result in a material liability to any such Person and except for the failure to adopt any required amendments for which the remedial amendment period as defined in Section 401(b) of the IRC has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the IRC has been determined by the Internal Revenue Service ("IRS") to be so qualified and each trust related to such plan has been determined to be exempt under Section 501(a) of the IRC. No material liability has been incurred by Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan. Borrower and each ERISA Affiliate has complied in all material respects with the applicable requirements of Part 6 of Title I of ERISA.

         (C) Funding. No Pension Plan has been terminated. No accumulated funding deficiency (as defined in Section 412 of the IRC) has been incurred (without regard to any waiver granted under Section 412 of the IRC), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the IRC, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the IRC or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan.

         (D) Prohibited Transactions and Payments. Neither Borrower nor any ERISA Affiliate has: (1) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the IRC; (2) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (3) failed to make a required contribution or payment to a Multiemployer Plan; or

(4)  failed to make a  required  installment  or other  required  payment  under
Section 412 of the IRC.

         (E) No Termination Event. No Termination Event has occurred or is reasonably expected to occur.

         (F) ERISA Litigation. No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of Borrower after due inquiry, threatened concerning or involving any (1) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by Borrower or any ERISA Affiliate, (2) Pension Plan or (3) Multiemployer Plan, other than routine claims for benefits.

Section 4.12  Intellectual Property.

         Schedule 4.12 sets forth a complete listing of all patents, trademarks, tradenames, and other intellectual property rights owned by or licensed to Borrower for use in the ownership, operation and management of the businesses of Borrower. Except as set forth in Schedule 4.12, Borrower has no licenses, patents, trademarks, tradenames, or other intellectual property rights of any other Person.

Section 4.13  Broker's Fees.

         No brokers or finders fee, commission or similar compensation will be payable with respect to the issuance or sale of the Note or any of the other transactions contemplated hereby or by any of the Loan Documents. No other similar fees or commissions will be payable by any Borrower Party for any other services rendered ancillary to the transactions contemplated hereby.

Section 4.14  Environmental Compliance.

         (A) No Environmental Claims. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or to the knowledge of Borrower, threatened, or judgments or orders relating to any Hazardous Materials or otherwise arising out of or relating to Environmental Laws (collectively called "Environmental Claims") asserted or threatened against Borrower, or relating to any real property currently or formerly owned, leased or operated by Borrower. Except as disclosed in the Environmental Reports, to the best knowledge of Borrower, neither Borrower nor any other Person has caused or permitted any Hazardous Material to be used, generated, reclaimed, transported, released, treated, stored or disposed of in a manner which could form the basis for an Environmental Claim against Borrower or any Property.

         (B) Storage of Hazardous Materials. Except as disclosed in the Environmental Reports delivered to Lender in accordance with Section 3.1, and except for those items and materials customarily used in connection with the management of property similar to the Properties which materials at the Properties exist only in reasonable quantities, and are stored and used, in accordance with all applicable Environmental Laws, to the best knowledge of Borrower after due inquiry, no Hazardous Materials are or were stored or otherwise located, and no underground storage tanks or surface impoundments are or were located, on real property currently or formerly owned, leased or operated by Borrower, or to the best knowledge of Borrower after due inquiry, on adjacent parcels of real property, and no part of such real property, or to the best knowledge of Borrower after due inquiry, no part of such adjacent parcels of real property, including the groundwater located therein or
thereunder,   is  presently  contaminated  by Hazardous Materials.

         (C) Compliance with Environmental Laws. To the knowledge of Borrower, each Property and Borrower has been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws.

Section 4.15  Solvency.

         As of and from and after the Closing, each Borrower Party: (A) owns and will own assets the fair saleable value of which are (1) greater than the total amount of liabilities (including Contingent Obligations) of such Borrower Party and (2) greater than the amount that will be required to pay the probable liabilities of such Borrower Party's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Borrower Party; (B) has capital that is not insufficient in relation to its business as presently conducted or any contemplated or undertaken transaction; and (C) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

Section 4.16      Disclosure.

         To the best knowledge of Borrower, no representation or warranty of Borrower contained in this Agreement, the other Loan Documents or any other document, certificate or written statement furnished to Lender by or on behalf of Borrower for use in connection with the Loan Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no material fact known to Borrower that has had or will have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Lender for use in connection with the transactions contemplated hereby.

Section 4.17  Use of Proceeds and Margin Security.

         Borrower shall use the proceeds of the Loan only for the purposes set forth herein and consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of the Loan shall be used by Borrower or Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities and Exchange Act of 1933.

Section 4.18  Insurance.

         Schedule 4.18 sets forth a complete and accurate description of all policies of insurance for Borrower that are in effect as of the Closing Date. Borrower is adequately insured under such policies, no notice of cancellation has been received with respect to such policies and Borrower is in compliance with all conditions contained in such policies. Borrower understands and acknowledges that, as set forth in the Mortgages, to the extent that Borrower does not obtain insurance policies required thereunder, Lender has the right to do so.

Section 4.19  Compliance with Laws.

         To the knowledge of Borrower, Borrower is not in violation of any, and the Properties and other assets owned by Borrower are in compliance with each, law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, including, without limitation, any violation relating to the "Americans With Disabilities Act," or relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation or non-compliance would subject Borrower or any of its partners, officers, trustees, or employees to criminal liability or could reasonably be expected to have, either individually or together with all such other violations and non-compliance, a Material Adverse Effect and no such violation has been alleged. Borrower has filed in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all respects), except where failure to make such filings would not have a Material Adverse Effect. Borrower has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failure to retain such records would not subject any Borrower Party or any of its respective partners, officers, trustees, or employees to criminal liability and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

Section 4.20      Investments.

         No Borrower Party has any Investment in any Person.

Section 4.21  Legal Opinions.

         The Borrower Parties reviewed and are familiar with all opinions of legal counsel to be delivered in connection with the Loan. None of the assumptions set forth in such opinions is incorrect.

Section 4.22  Bankruptcy.

         None of the Borrower Parties or any Affiliate of any of them is a debtor, and no property of any of them (including each Property) is property of the estate, in any voluntary or involuntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, whether in the United States or elsewhere. None of them and no property of any of them is under the possession or control of a receiver, trustee or other custodian. None of them has made any assignment for the benefit of creditors. No such assignment or bankruptcy or similar case or proceeding is now contemplated.

Section 4.23  Defaults.

         No Default or Event of Default exists.

Section 4.24  Names, Principal Places of Business.

         The principal place of business of each Borrower Party is c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138. Borrower has used no trade names or variations on their names.

                                    ARTICLE 5
                              COVENANTS OF BORROWER

         Each Borrower Party covenants and agrees that until payment in full of the Loan, all accrued and unpaid interest and all other Obligations, unless Lender shall otherwise give its prior written consent, such Person shall perform and comply with all covenants in this Article 5 applicable to such Person.

Section 5.1   Estoppel Certificates.

         (A) Within ten (10) Business Days following a request by Lender, Borrower shall provide to Lender a duly acknowledged written statement confirming the amount of the outstanding Indebtedness, the terms of payment and maturity date of the Note, the date to which interest has been paid, and whether any offsets or defenses exist against the Indebtedness, and if any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail.

         (B) Within ten (10) Business Days following a written request by Borrower, Lender shall provide to Borrower for informational purposes only, a duly acknowledged written statement setting forth the amount outstanding under the Note, the date to which interest has been paid, and whether Lender has provided Borrower with written notice of any Event of Default which remains uncured. Compliance by Lender with the requirements of this Section shall be for informational purposes only and shall not be deemed to be a waiver of any rights or remedies of Lender hereunder or under any other Loan Document.

Section 5.2   Restriction on Fundamental Changes.

         No Borrower Party:

         (A) will, or will permit or suffer any other Person to: (i) amend, modify or waive any term or provision of its partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, or other organizational documents, as the case may be, unless required by law or (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution);

         (B) except as expressly permitted by Section 13 of each Mortgage, will, or will permit or suffer any other Person on its behalf, to: (i) issue, sell, assign, pledge, convey, dispose or otherwise encumber any stock, membership interest, partnership interest, or other equity or beneficial interest in any Person or (ii) grant any options, warrants, purchase rights or other similar agreements or understandings with respect thereto;

         (C) acquire by purchase or otherwise all or any part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

Section 5.3       Transactions with Affiliates.

         Borrower will not directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower or with any director, officer or employee of any Borrower Party, or transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of Borrower. Notwithstanding the foregoing, no payments may be made with respect to any transaction with Affiliates upon the occurrence and during the continuation of a Default or Event of Default. Each agreement with any Affiliate shall be for a term not to exceed one (1) year, and shall provide that the same may be terminated by Lender at its option during the continuation of an Event of Default.

Section 5.4   Compliance with ERISA.

         (A) Employee Benefit Plans. Except as listed in Schedule 4.11, none of Borrower or their ERISA Affiliates is a party to any Employee Benefit Plan,
Pension Plan or Multiemployer Plan. As to any Employee Benefit Plan, Multiemployer Plan or Pension Plan listed on Schedule 4.11, with reasonable promptness, and in any event within thirty (30) days, Borrower will give notice of and/or deliver to Lender copies of (1) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by any ERISA Affiliate with respect to such request; and (2) the failure of any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the IRC by the due date.

         (B) Termination Events. Promptly and in any event within ten (10) days of becoming aware of the occurrence of or forthcoming occurrence of any (1)
Termination  Event or (2) "prohibited  transaction,"  as such term is defined in
Section 406 of ERISA or Section 4975 of the IRC, in connection with any Pension Plan or any trust created thereunder, Borrower will deliver to Lender a notice specifying the nature thereof, what action the applicable Person has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, the Department of Labor or the PBGC with respect thereto.

         (C) ERISA Notices. With reasonable promptness but in any event within ten (10) days, Borrower will deliver to Lender copies of (1) any favorable or unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the IRC; (2) all notices received by Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (3) each schedule (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any ERISA Affiliate with the IRS with respect to each Pension Plan; (4) all notices received by Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, or the imposition of any other liability under ERISA; (5) each funding waiver request filed with the IRS with respect to any Pension Plan; and (6) notification of any increases in the benefits of any Pension Plan or the contributions required under any Multiemployer Plan. For purposes of this Section, Borrower shall be deemed to know all facts known by the in-house administrator of any Employee Benefit Plan of which Borrower or any ERISA Affiliate is the plan sponsor. Borrower will notify Lender in writing within five (5) Business Days of Borrower obtaining knowledge or reason to know that Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         (D)      Certain Covenants.  Borrower shall not:

                  (i) permit the occurrence of any Termination Event which would result in a liability to Borrower or any ERISA Affiliate in excess of $100,000;

                  (ii) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $100,000;

                  (iii) permit any accumulated funding deficiency in excess of $100,000 (as defined in Section 302 of ERISA and Section 412 of the IRC) with respect to any Pension Plan, whether or not waived;

                  (iv fail to make any contribution or payment to any Multiemployer Plan which Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $100,000;

                  (v engage or permit ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to
Section 4975 of the IRC in excess of $100,000 is imposed; or

                  (vi fail, or permit any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof.

         (E No Plan Assets. Borrower shall not, at any time during the term of this Agreement, become (1) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the IRC or any state statutes applicable to the Borrower regulating investments of governmental plans.

Section 5.5       Princeton, New Jersey Franchise.

         Lender acknowledges that there currently exists certain defaults under the franchise agreement (the "Princeton Franchise Agreement") from Marriott International, Inc. or a subsidiary thereof pertaining to the Property located at 4225 Route 1 in Princeton, New Jersey. Lender agrees not to declare a Default or Event of Default solely as a result of such default under the Princeton Franchise Agreement; provided, however, Lender may declare a Default an Event of

Default (i) if the Princeton Franchise Agreement is terminated for any reason and is not replaced by a substitute franchisor acceptable to Lender and to the Rating Agency; or (ii) if the Princeton Franchise Agreement is not renewed on or prior to its current expiration date of April 5, 2003 and is not replaced by a substitute franchisor acceptable to Lender and to the Rating Agency. Borrower agrees to use its best efforts to comply and to require that Tenant comply with any plan to cure all defaults under the Princeton Franchise Agreement.

Section 5.6       Satisfaction of Loan; Release of Mortgages.

         Borrower hereby acknowledges and agrees that the Loan is secured by, among other things, Lender's mortgage lien on, assignment of leases and rents from, and security interest in all of the Properties. Such mortgage lien, assignment and security interest is evidenced by, among other instruments, the Minnesota Mortgage and the Other Mortgages (as defined therein). The Minnesota Mortgage and the Other Mortgages are cross-defaulted; they are also cross-collateralized in that the Property described in each such mortgage serves as collateral for the full amount of the Loan. In order to reduce Borrower's expenditure for mortgage and recording taxes and for title insurance premiums, Lender has agreed to allocate the Loan among the various Properties, such amount being the Allocated Loan Amount as to each Property. Notwithstanding such allocation made by Lender at Borrower's request, Borrower acknowledges and agrees that each Property secures the full amount of the Loan, and that, except for any releases of Properties made pursuant to Section 2.3 or 2.4 above, no such Property shall be released from the lien of the applicable mortgage and other Loan Documents until satisfaction in full of all amounts outstanding under the Loan, including fees and expenses due Lender. Borrower shall not claim or assert that any Property is entitled to be released from the lien of the mortgage or deed of trust applicable to such Property regardless of whether the outstanding principal balance of the Loan has been reduced by an amount that equals or exceeds the Allocated Loan Amount allocated to such Property. Borrower acknowledges that following the occurrence and during the continuance of an Event of Default, Lender may pursue its rights and remedies, at Lender's option, against one Property, or against several Properties or against all Properties without in any way exhausting or restricting Lender's ability to subsequently, in one or more proceedings, pursue other available remedies. Lender shall not be required to marshal assets.

                                    ARTICLE 6
                RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

Section 6.1   Secondary Market Transaction Generally.

         Lender shall have the right to engage in one or more Secondary Market Transactions, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation, Lender shall have the right to cause the Note and the Mortgages to be split into one or more loans (which may be evidenced by multiple notes, at Lender's option) secured by one or more mortgages (some or all of which may or may not be cross-collaterized or cross defaulted, at Lender's option) in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation, subject, however, to the requirements of Section 6.2. In addition, Lender may impose additional structuring requirements to address cross-collateralization, cross-default, and other issues, subject, however to the requirements of Section 6.2. Borrower acknowledges that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan will be rated by one or more Rating Agencies. Borrower further acknowledges that additional structural modifications may be required to satisfy issues raised by any Rating Agencies, subject, however to the requirements of Section 6.2.

Section 6.2   Cooperation: Limitations.

         Borrower Parties shall use its best efforts to cooperate in good faith with Lender in effecting any such restructuring or Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such amendments to the Loan Documents as Lender may request, including executing and delivering replacement notes and mortgages, provided however that no such amendment shall modify (i) the effective interest rate payable under the Note;
(ii) the stated maturity date of the Note, (iii) the effective amortization of the principal amount of the Note, (iv) any other economic terms of the Obligations, (v) the non- recourse provisions of the Loan, and (vi) other provisions of the Loan Documents that would reasonably be deemed material and adverse to Borrower. Such cooperation also shall include using best efforts to obtain such certificates and assurances from governmental entities and others as Lender may request. Notwithstanding anything herein or in the other Loan Documents to the contrary, Lender shall be solely responsible for all fees and expenses incurred in connection with any Secondary Market Transaction, including without limitation, the reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred by Borrower Parties in cooperating with any such Secondary Market Transaction in accordance with this Agreement.

Section 6.3   Information.

         The Borrower Parties shall provide such information provided by Borrower Parties and Affiliates and documents relating to the Borrower Parties, Guarantors, the Properties and the business and operations of all of the foregoing as Lender may reasonably request in connection with any such Secondary Market Transaction. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, and other parties involved in any proposed Secondary Market Transaction. Any such information may be incorporated into offering documents for the Secondary Market Transactions. Lender and all of the aforesaid third-party advisors and professional firms and investors shall be entitled to rely upon such information, and Borrower shall indemnify, defend, and hold harmless Lender from and against any losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information certified as true and correct by Borrower Parties and provided by Borrower Parties and Affiliates or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such certified information or necessary in order to make the statements in such information not misleading. Lender may publicize the existence of the Obligations in connection with Lender's Secondary Market Transaction activities or otherwise.

Section 6.4   Additional Provisions.

         In  any  Secondary   Market   Transaction,   Lender  may  transfer  its
obligations under this Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations of Borrower), and thereafter the assigning Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest, except to the extent that such assigning Lender expressly in writing retains any liability or obligations under the Loan Documents, including any express retained obligations as a servicer of the REMIC Trust. Each transferee investor shall become a "Lender" hereunder.

         As used herein, "Secondary Market Transaction" means any of (i) the sale, assignment, or other transfer of all or any portion of the Obligations or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Obligations or Loan Documents to one or more investors, or (iii) the transfer or deposit of all or any portion of the Obligations or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom.

                                    ARTICLE 7
                                  MISCELLANEOUS

Section 7.1   Expenses and Attorneys' Fees.

         Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees, jointly and severally, to promptly pay all fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Agreement, including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand to the extent not paid from expense deposits previously made by Borrower to Lender: (A) fees, costs and expenses (including attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (B) fees, costs and expenses (including attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the Loan and any amendments, modifications and waivers relating thereto; (C) fees, costs and expenses (including attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payments due from Borrower under this Agreement, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise; and (D) fees, costs and expenses of all appraisals required hereunder or under any other Loan Documents and other fees, costs and expenses incurred in connection with any Defeasance or Substitution hereunder. Notwithstanding the foregoing, Lender shall pay its own fees and expenses of Lender incurred in a Secondary Market Transaction.

Section 7.2   Indemnity.

         In addition to the payment of expenses as required elsewhere herein, whether or not the transactions contemplated hereby shall be consummated, and in addition to any other indemnifications set forth in the other Loan Documents, Borrower agrees to indemnify, pay and hold Lender and any holder of the Note, and the officers, directors, employees, agents, affiliates and attorneys of Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, tax liabilities, broker's or finders fees, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of (A) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (B) any of the transactions contemplated by the Loan Documents, (C) any material breach by Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (D) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Material located on, about, within or affecting any of the properties or assets of Borrower or any violation of any applicable Environmental Law for which Borrower is liable, (E) Lender's agreement to make the Loan hereunder, or (F) the use or intended use of the proceeds of the Loan (the foregoing liabilities herein collectively referred to as the "Indemnified Liabilities"); provided that no Borrower shall have an obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all

Indemnified Liabilities incurred by the Indemnitees or any of them. This provision shall not cause Borrower to be Liable for obligations which are expressly excluded from Borrower's liability under the Environmental Indemnity.

Section 7.3   Amendments and Waivers.

         Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver of any provision of the Note shall be effective without the written concurrence of the holder of the Note. No notice to or demand on Borrower in any case shall entitle Borrower or other
Person  to  any  other  or  further   notice  or  demand  in  similar  or  other
circumstances.

Section 7.4   Retention of Borrower's Documents.


         Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by Borrower to Lender unless Borrower requests in writing that same be returned. Upon such request and at Borrower's expense, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

Section 7.5   Notices.

         All notices shall be given in accordance with the terms and provisions of the Mortgages.

Section 7.6   Survival of Warranties and Certain Agreements.

         All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loan hereunder and the execution and delivery of the Note. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Sections 7.1, 7.2, 7.14 and 7.15 shall survive the payment of the Loan and the termination of this Agreement. Subject to Section 7.8, all other representations, warranties and agreements of Borrower and Lender set forth in this Agreement shall terminate upon payment in full of the Loan and the termination of this Agreement.

Section 7.7   Failure or Indulgence Not Waiver: Remedies Cumulative.

         No failure or delay on the part of Lender or any holder of any Note in the exercise of any power, right or privilege hereunder or under the Note or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement, the Note and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. To the fullest extent permitted by applicable law, each Borrower hereby agrees that Lender may bring separate actions on this Loan Agreement, the Note, the Mortgages or any of the other Loan Documents and each Borrower hereby expressly waives any rights it may have under the law of any state to object to or raise a defense in any such action regarding such splitting of causes of actions.

Section 7.8   Marshaling: Payments Set Aside.

         Lender shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations. To the extent that any Person makes a payment or payments to Lender, or Lender enforce its remedies or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, if any, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 7.9   Independence of Covenants.

         All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 7.10  Severability.

         The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

Section 7.11  Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 7.12  APPLICABLE LAW.

         THIS AGREEMENT AND ALL OF THE LOAN DOCUMENTS (EXCEPT, AS TO THE OTHER LOAN DOCUMENTS, TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 7.13  Successors and Assigns: Subsequent Holders of Note.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Borrower Party may assign its rights or obligations hereunder or under any of the other Loan Documents.

Section 7.14 Sophisticated Parties. Reasonable Terms. No Fiduciary Relationship.

         The Borrower Parties represent, warrant and acknowledge that (i) they are sophisticated real estate investors, familiar with transactions of this kind, and (ii) they have entered into this Agreement and the other Loan Documents after conducting their own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by legal counsel of their choice. The Borrower Parties also acknowledge and agree that the rights of Lender under this Agreement and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the Loan, the nature of the Properties, and the risks incurred by Lender in this transaction. No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create
(i) any partnership or joint venture between Lender and Borrower or any other Person, or (ii) any fiduciary or similar duty by Lender to Borrower or any other Person. The relationship between Lender and Borrower is exclusively the relationship of a creditor and a debtor, and all relationships between Lender and any other Borrower Party are ancillary to such creditor/debtor relationship.

Section 7.15      Limitation of Liability.

         Neither Lender, nor any affiliate, officer, director, employee, attorney, or agent of Lender, shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents, other than the gross negligence or willful misconduct of Lender. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the transactions contemplated hereby except to the extent same is caused by the gross negligence or willful misconduct of Lender.

Section 7.16  No Duty.

         All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower Party or Affiliates thereof, or any other Person.

Section 7.17  Entire Agreement.

         This Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

Section 7.18  Construction: Supremacy of the Loan Agreement.

         Borrower and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower and Lender.

Section 7.19  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE COUNTY OF MONTGOMERY, COMMONWEALTH OF PENNSYLVANIA, OR ANY FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF PENNSYLVANIA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR

PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHOM IRREVOCABLY AGREES IN WRITING TO SERVE AS BORROWER'S AGENT TO RECEIVE ON BEHALF OF BORROWER SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. IF CT CORPORATION SYSTEM IS NOT PERSONALLY AVAILABLE, PROCESS MAY BE SERVED UPON CT CORPORATION SYSTEM BY UNITED STATES REGISTERED OR CERTIFIED MAIL, WHICH SERVICE SHALL BE DEEMED EFFECTIVE FIVE (5) DAYS AFTER MAILING, TO 1635 MARKET STREET, PHILADELPHIA, PA 19103. A COPY OF ANY SUCH PROCESS SO SERVED ON CT CORPORATION SYSTEM, OR SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER, SHALL BE MAILED BY LENDER BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED HEREIN EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDE TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

Section 7.20  WAIVER OF JURY TRIAL.

         BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. BORROWER AND LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF

BORROWER OR LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.21  Sole Discretion of Lender.

         Wherever pursuant to this Loan Agreement Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender (exercised in its good faith and not in an arbitrary or capricious manner) and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

Section 7.22  Joint and Several.

         The obligations and liabilities of each of the Borrower Parties set forth in this Agreement shall be joint and several.

Section 7.23  Counterparts: Effectiveness.

         This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

Section 7.24  Limited Recourse.

         Subject to the limitations and exceptions contained in Section 9 of the Note and Section 42 of the Mortgages, Borrower shall not have any personal recourse liability for amounts owing under the Note or any of the other Loan Documents and no deficiency judgment therefor shall be enforced against the personal assets of Borrower other than the Properties.

         IN WITNESS WHEREOF, the respective duly authorized officers of the undersigned have executed this Agreement as of the date first written above.

                                    BORROWER PARTIES:

                                    EQI FINANCING PARTNERSHIP II, L.P., a
                                    Tennessee limited partnership

                                    By:  EQI Financing Corporation II, a
                                         Tennessee corporation, its general
                                          partner


                                    By:      /s/ Bradley W. Barber
                                             -----------------------------------

                                    Name:    Bradley W. Barber
                                             -----------------------------------

                                    Title:   V.P.
                                             -----------------------------------



                                    EQI/WV FINANCING PARTNERSHIP, L.P., a
                                    Tennessee limited partnership

                                    By:  EQI FINANCING CORPORATION II, a
                                         Tennessee corporation, its general
                                         partner


                                    By:      /s/ Bradley W. Barber
                                             -----------------------------------

                                    Name:    Bradley W. Barber
                                             -----------------------------------

                                    Title:   V.P.
                                             -----------------------------------




                                    LENDER

                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION, a California corporation

                                    By:      /s/ Morgan G. Earnest, II
                                             -----------------------------------
                                    Name:    Morgan G. Earnest, II
                                             -----------------------------------
                                    Title:   Senior Vice President
                                             -----------------------------------

                                   ATTACHMENTS



Schedule 1.1 -- Allocated Loan Amounts / Properties Schedule 3.1(A) -- Loan Documents Schedule 4.1(B) -- States Where Borrower Parties Are Qualified
Schedule 4.5(A) -- Tenant / Sub-Tenant-Owned Personal Property Schedule 4.5(B) - 1 -- Zoning Variances / Special Exceptions Schedule 4.5(B) - 2 -- Zoning:
Exceptions  to By-Right  Rebuilding  Schedule  4.5(B) - 3 -- Parking  Exceptions
Schedule 4.5(D) -- Other Agreements of Borrower Schedule 4.5(E) -- Copies of Operating Leases Schedule 4.5(G) - 1 -- Contemplated Renovations Schedule 4.5(G)
- 2 --  Utility  Problems  Schedule  4.5(G) - 3 -- Flood  Plain /  Encroachments
Schedule 4.6 -- Litigation Schedule 4.11 -- ERISA Plans Schedule 4.12 -- Intellectual Property Schedule 4.18 -- Insurance Policies

                                  SCHEDULE 1.1

                       ALLOCATED LOAN AMOUNTS / PROPERTIES




          Allocated Loan Amounts                          Properties
          ----------------------                          ----------

1.  Mortgage, Assignment of Leases and           1.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 9104 Keystone Crossing,
    Filing - ($3,840,000)                            Indinapolis, IN 46240

2.  Mortgage, Assignment of Leases and           2.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 6801 West 112th Street,
    Filing - ($3,590,000)                            Overland Park, KS 66211

3.  Open-End Mortgage, Assignment of             3.  AmeriSuites hotel located
    Leases and Rents, Security Agreement and         at 7490 Vantage Drive,
    Fixture Filing - ($4,650,000)                    Columbus, OH 43235

4.  Deed of Trust, Assignment of Leases and      4.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 7905 Giacosa Place,
    Filing - ($3,460,000)                            Memphis, TN 38133

5.  Credit Line Deed of Trust, Assignment of     5.  AmeriSuites hotel located
    Leases and Rents, Security Agreement and         at 4100 Cox, Glen Allen,
    Fixture Filing - ($5,410,000)                    VA 23060

6.  Mortgage, Assignment of Leases and           6.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 10591 Metcalf Frontage
    Filing - ($4,410,000)                            Road, Overland Park, KS
                                                     66212

7.  Deed of Trust, Assignment of Leases and      7.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 11212 North Newark
    Filing - ($3,620,000)                            Circle, Kansas City, MO
                                                     64153

8.  Deed of Trust, Assignment of Leases and      8.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 5320 Poplar Avenue,
    Filing - ($4,750,000)                            Memphis, TN 38119

9.  Deed of Trust, Assignment of Leases and      9.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 1577 Gateway Boulevard,
    Filing - ($3,120,000)                            Richardson, TX 75080

10. Credit Line Deed of Trust, Assignment of     10. Hampton Inn hotel located
    Leases and Rents, Security Agreement and         at 1053 Van Voorhis Road,
    Fixture Filing - ($4,050,000)                    Morgantown, WV 26505

          Allocated Loan Amounts                          Properties
          ----------------------                          ----------

11. Leasehold Deed of Trust, Assignment of       11. Homewood Suites hotel
    Leases and Rents, Security Agreement and         located at 2001 East
    Fixture Filing - ($7,130,000)                    Highland Avenue, Phoenix,
                                                     AZ 85026

12. Open-End Mortgage, Assignment of             12. Homewood Suites hotel
    Leases and Rents, Security Agreement and         located at 2670 East Kemper
    Fixture Filing - ($3,320,000)                    Road, Sharonville, OH
                                                     45241

13. Deed of Trust, Assignment of Leases and      13. Homewood Suites hotel
    Rents, Security Agreement and Fixture            located at 4323 Spectrum
    Filing - ($4,140,000)                            One, San Antonio, TX 78230

14. Deed of Trust, Assignment of Leases and      14. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 6477 East Speedway
    Filing - ($5,330,000)                            Blvd., Tucson, AZ 85710

15. Mortgage, Assignment of Leases and           15. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 3040 Eagandale Road,
    Filing - ($6,500,000)                            Eagan, MN 55121

16. Leasehold Mortgage, Assignment of            16. Residence Inn hotel located
    Leases and Rents, Security Agreement and         at 90 Park Road, Tinton
    Fixture Filing - ($4,700,000)                    Falls, NJ 07724

17. Deed of Trust, Assignment of Leases and      17. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 1710 NE Multnomah
    Filing - ($10,590,000)                           Street, Portland, OR 97232

18. Mortgage, Assignment of Leases and           18. Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 20600 Haggerty Road,
    Filing - ($4,440,000)                            Northville, MI 48167

19. Mortgage, Assignment of Leases and           19. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 4225 Route 1, Princeton,
    Filing - ($9,970,000)                            NJ 08543
--------------------------------------------------------------------------------

                                 SCHEDULE 3.1(A)

All documents are dated as of June 16, 1999 unless otherwise noted.

         The Loan Agreement.

         The Promissory Note made by the Borrower and the WV Borrower, payable to the Lender, in the original principal amount of $93,180,000.00 plus interest.

         The Promissory Note made by the Borrower and the WV Borrower, payable to the Lender, in the original principal amount of $3,840,000, plus interest.

         The Guaranty of Recourse Obligations made by the Guarantors for the benefit of the Lender with respect to the Loan.

         The Environmental Indemnity Agreement made by the Borrower, the WV Borrower and the Guarantors for the benefit of the Lender with respect to the Loan.

         The Security Agreement between the Borrower, the WV Borrower and the Lender.

         The Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals made by the Borrower and the WV Borrower for the benefit of the Lender with respect to the Loan.

         The Lockbox Account Agreement made by the Borrower and the WV Borrower for the benefit of the Lender with respect to the Loan.

         The Replacement Reserve Agreement made by the Borrower and the WV Borrower for the benefit of the Lender with respect to the Loan.

         The Repair Holdback Letter made by the Borrower and the WV Borrower for the benefit of the Lender with respect to the Loan.

         The Side Letter regarding Parking made by the Borrower for the benefit of the Lender with respect to the Loan.

         The Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Phoenix, Arizona.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Tucson, Arizona.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Indianapolis, Indiana.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Overland Park, Kansas.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Overland Park (Frontage Road), Kansas.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Northville, Michigan.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Eagan, Minnesota.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Kansas City, Missouri.

         The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Princeton, New Jersey.

         The Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Tinton Falls, New Jersey.

         The Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Columbus, Ohio.

         The Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Sharonville, Ohio.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Portland, Oregon.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in Richardson, Texas.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to property located in San Antonio, Texas.

         The Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the WV Borrower with respect to property located in Morgantown, West Virginia.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to properties located in Memphis, Tennessee.

         The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing from the Borrower with respect to properties located in Memphis (Poplar Avenue), Tennessee.

         The Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Virginia Deed of Trust") from the Borrower with respect to properties located in Glen Allen (Richmond), Virginia.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Phoenix, Arizona.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Tucson, Arizona.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Indianapolis, Indiana.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Overland Park, Kansas.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Overland Park (Frontage Road), Kansas.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Northville, Michigan.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Eagan, Minnesota.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Kansas City, Missouri.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Princeton, New Jersey.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Tinton Falls, New Jersey.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Columbus, Ohio.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Sharonville, Ohio.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Portland, Oregon.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Memphis, Tennessee.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Memphis (Poplar Avenue), Tennessee.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in Richardson, Texas.

         The Assignment of Leases and Rents and Profits from the Borrower with respect to property located in San Antonio, Texas.

         The   Assignment  of  Leases  and  Rents  and  Profits  (the  "Virginia
Assignment of Leases") from the Borrower with respect to property located in Glen Allen (Richmond), Virginia.

         The Assignment of Leases and Rents and Profits from the WV Borrower with respect to property located in Morgantown, West Virginia.

         The Borrower's and General Partner's Affidavit and Solvency Certificate made by the Borrower, the WV Borrower and the Guarantors for the benefit of the Lender with respect to the Loan.

         The Borrower's Document Certification made by the Borrower and the WV Borrower for the benefit of the Lender with respect to the Loan.

         The Guarantors' Certification made by the Guarantors for the benefit of the Lender with respect to the Loan.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Phoenix, Arizona for filing in the Real Estate Records of Maricopa County, Arizona, and centrally in the State of Arizona.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Tucson, Arizona for filing in the Real Estate Records of Pima County, Arizona, and centrally in the State of Arizona.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Indianapolis, Indiana for filing (i) in the Real Estate Records of Marion County, Indiana, and centrally in the State of Indiana, and
(ii) the UCC-2 Financing Statement in the Real Estate Records of Marion County, Indiana.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Overland Park, Kansas for filing in the Real Estate Records of Johnson County, Kansas, and centrally in the State of Kansas.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Overland (Frontage Road), Kansas for filing in the Real Estate Records of Johnson County, Kansas and centrally in the State of Kansas.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Northville, Michigan for filing in the Real Estate Records of Wayne County, Michigan, and centrally in the State of Michigan.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Eagan, Minnesota for filing in the Real Estate Records of Dakota County, Minnesota, and centrally in the State of Minnesota.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Kansas City, Missouri for filing in (i) the Real Estate Records of Platte County, Missouri, (ii) the Personal Property Records in Platte County, Missouri, and (iii) centrally in the State of Missouri.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Princeton, New Jersey for filing in Middlesex County, New Jersey, and centrally in the State of New Jersey.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Tinton Falls, New Jersey for filing in Monmouth County, New Jersey, and centrally in the State of New Jersey.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Columbus, Ohio for filing in (i) the Real Estate Records of Franklin County, Ohio, (ii) the Personal Property Records of Franklin County, Ohio, and (iii) centrally in the State of Ohio.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Sharonville, Ohio for filing in (i) the Real Estate Records of Hamilton County, Ohio, (ii) the Personal Property Records of Hamilton County, Ohio, and centrally in the State of Ohio.

         The UCC-1A Financing Statements from the Borrower with respect to property located in Portland, Oregon for filing in the Real Property Records of Multnomah County, Oregon, and the UCC-1 Financing Statement for filing centrally in the State of Oregon.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Memphis, Tennessee for filing in the Real Estate Records of Shelby County, Tennessee, and centrally in the State of Tennessee.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Memphis (Poplar Avenue), Tennessee for filing in the Real Estate Records of Shelby County, Tennessee, and centrally in the State of Tennessee.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Richardson, Texas for filing in the Real Estate Records of Dallas County, Texas, and centrally in the State of Texas.

         The UCC-1 Financing Statements from the Borrower with respect to property located in San Antonio, Texas for filing in the Real Estate Records of Bexar County, Texas, and centrally in the State of Texas.

         The UCC-1 Financing Statements from the Borrower with respect to property located in Glen Allen (Richmond), Virginia (the "Virginia Financing Statements") for filing in the Real Estate Records of Henrico County, Virginia, and centrally in the Commonwealth of Virginia.

         The UCC-1 Financing Statements from the WV Borrower with respect to property located in Morgantown, West Virginia for filing in the Real Estate Records of Monongalia County, West Virginia, and centrally in the State of West Virginia.

         The UCC-1 Financing Statements from the Borrower with respect to accounts located in Tennessee for filing centrally in the State of Tennessee.

         The UCC-1  Financing  Statements  from the  Borrower  with  respect  to
accounts   located  in  Pennsylvania  for  filing  centrally  in  the  State  of
Pennsylvania.

         The UCC-1 Financing Statements from the West Virginia Borrower with respect to accounts located in Tennessee for filing centrally in the State of Tennessee.

         The UCC-1 Financing Statements from the West Virginia Borrower with respect to accounts located in Pennsylvania for filing centrally in the State of Pennsylvania.

         The Consolidated Lease Estoppel, Subordination, Non-Disturbance and Attornment Agreement made by the Borrower and Crossroads Future Financing Company, L.L.C. for the benefit of the Lender with respect to the Loan.

         The Consolidated Lease Estoppel, Subordination, Non-Disturbance and Attornment Agreement made by the Borrower and Wayne Holding Corp. for the benefit of the Lender with respect to the Loan.

         The Consolidated Lease Estoppel, Subordination, Non-Disturbance and Attornment Agreement made by the Borrower and Crossroads/Memphis Financing Company II, L.L.C. for the benefit of the Lender with respect to the Loan.

         The Consolidated Lease Estoppel, Subordination, Non-Disturbance and Attornment Agreement made by the WV Borrower and Crossroads/Memphis Financing Company II, L.L.C. for the benefit of the Lender with respect to the Loan.

                                 SCHEDULE 4.1(B)


EQI Financing Partnership II, L.P.:
----------------------------------

         Tennessee
         Indiana
         Kansas
         Ohio
         Tennessee
         Virginia
         Texas
         Arizona
         Minnesota
         New Jersey
         Oregon
         Michigan

EQI/WV Financing Partnership, L.P.:
-----------------------------------

         Tennessee
         West Virginia

                                  SCHEDULE 4-5A

                   TENANT / SUB-TENANT-OWNED PERSONAL PROPERTY



Schedule of personal property not owned by the Borrower:

         All furniture, fixtures, and equipment are owned by the Borrower, except (A) the possible exception of cable television systems, telecommunications equipment, computers, reservation systems, and copy machines under capital leases required by a franchisor or (B) "Inventory" as defined by the Uniform System of accounts for hotels, which is owned by the Tenants and (C) other minor articles of personal property owned by the tenants or their management companies.

                               SCHEDULE 4.5(B) - 1

                      ZONING VARIANCES / SPECIAL EXCEPTIONS



         To the knowledge of the Borrower, there are no grandfathered uses or improvements, variances or special exceptions with respect to zoning matters except as expressly set forth in the Zoning and Site Requirement Surveys prepared by The Planning & Resource Corporation, true, correct and complete copies of which have been delivered to the Lender.

                                SCHEDULE 4.5(B)-2

                    ZONING: EXCEPTIONS TO BY-RIGHT REBUILDING

                                      NONE

                                SCHEDULE 4.5(B)-3

                               PARKING EXCEPTIONS


         The minor parking deficiencies (which never exceed five parking spaces per hotel) as disclosed in the Zoning and Site Requirement Surveys prepared by The Planning & Zoning Resource Corporation, true, complete and correct copies of which have been delivered to the Lender.

                                 SCHEDULE 4.5(D)

                          OTHER AGREEMENTS OF BORROWER


         The Ground Leases, the Leases, capital improvement contracts, and such other agreements in the ordinary course of business and to comply with the requirements of the Loan Documents.

                                SCHEDULE 4.5 (E)

                           COPIES OF OPERATING LEASES

                                SCHEDULE 4.5(G)-1

                            CONTEMPLATED RENOVATIONS

                                 (See Attached)

                                SCHEDULE 4.5(G)-2

                                UTILITY PROBLEMS


         All utilities are available, with the possible exception of gas where electric heat is available.

                                SCHEDULE 4.5(G)-3

                           FLOOD PLAIN / ENCROACHMENTS


         None of the properties are within a flood plain except as expressly set forth in the surveys of the property, true and correct copies of which have been delivered to the Lender.

         There are no major encroachments with respect to the properties, except as shown on the surveys, true and correct copies of which have been delivered to the Lender.

                                  SCHEDULE 4.6

                                   LITIGATION


       There is no material litigation pending against the Borrower Group.

                                  SCHEDULE 4.11

                                   ERISA PLANS


1.  Equity Inns Services, Inc. 401(k) Profit Sharing Plan and Trust.

2.  Equity Inns, Inc. Executive Deferred Compensation Plan.

3. Equity Inns, Inc. Executive Deferred Compensation Plan Trust. This Trust is a "grantor trust," established pursuant to Subpart E of Subchapter J of the IRC.

4. Change and Control and Termination Agreements, by and Between Equity Inns Services, Inc., Equity Inns, Inc. and each of several executives employed by Equity Inns Services, Inc. These agreements contain provisions requiring the provision of welfare benefits to executives after termination of employment in certain circumstances.

5.  Group Health & Dental Plan

6.  Group Life Insurance Plan

7.  Long-Term Disability Benefit Plan

8.  Vision Care Plan

                                  SCHEDULE 4.12

                              INTELLECTUAL PROPERTY


         None. Hotel brand names are owned by the franchisor and franchised to the tenant/franchisee.

                                  SCHEDULE 4.18

                               INSURANCE POLICIES


         All insurance policies are obtained and maintained by the Tenants, not the Borrower Parties, and certificates of insurance therefor have been delivered to the Lender.

                                    INDEX TO
                           LOAN AND SECURITY AGREEMENT

                                                                        Page No.

ARTICLE 1- DEFINITIONS.........................................................1

Section 1.1       Certain Defined Terms........................................1

Section 1.2       Accounting Terms: Utilization of GAAP for Purposes of
                  Calculations Under Agreement.................................8

Section 1.3       Other Definitional Provisions................................9

ARTICLE 2 - LOAN TERMS / DEFEASANCE / SUBSTITUTION.............................9

Section 2.1       Loan.........................................................9

         (A)      Loan.........................................................9

         (B)      Note.........................................................9

         (C)      Use of Proceeds..............................................9

         (D)      Sums Payable Under Note.....................................10

Section 2.2       Prepayments.................................................10

Section 2.3       Defeasance..................................................10

         (A)      Defeasance Generally........................................10

         (B)      Conditions..................................................10

         (C)      Substituted Defeasance Obligor..............................12

         (D)      Defeasance Collateral - Quantities and Criteria.............13

         (E)      Defeasance Collateral - Security Interest. Etc..............13

         (F)      Costs and Expenses..........................................13

         (G)      Release of Property.........................................13

Section 2.4       Substitution of Properties..................................14

         (A)      Substitution Generally......................................14

         (B)      Conditions..................................................14

         (C)      Costs and Expenses..........................................16

         (D)      Release of Property.........................................16

Section 2.5       Other Property Releases.....................................16

ARTICLE 3 - CONDITIONS TO LOAN................................................17

Section 3.1       Conditions to Funding of the Loan on the Closing Date.......17

         (A)      Loan Documents..............................................17

         (B)      Performance of Agreements, Truth of Representations
                  and Warranties..............................................17

         (C)      Searches....................................................17

         (D)      Opinions of Counsel.........................................17

         (E)      Insurance Policies and Endorsements.........................18

         (F)      Certificates of Formation and Good Standing.................18

         (G)      Certificates of Incumbency and Resolutions..................18

         (H)      Letter of Direction.........................................18

         (I)      Financial Statements........................................18

         (J)      Appointment of Agent for Service............................19

         (K)      Closing Certificate.........................................19

         (L)      Appraisals..................................................19

         (M)      Environmental Reports.......................................19

         (N)      Operating Leases, Management, License and Franchise
                  Agreement.................s.................................19

         (O)      Zoning......................................................20

         (P)      Franchisor Comfort Letters..................................20

         (Q)      Title Policies..............................................20

         (R)      Surveys.....................................................20

         (S)      Licenses, Permits and Approvals.............................20

         (T)      Leases and Other Agreements.................................20

         (U)      Lender's Inspection.........................................20

         (V)      Deposits....................................................20

         (W)      Ground Leases. Estoppels....................................20

         (X)      Commitment Fee..............................................21

         (Y)      Legal Fees: Closing Expenses................................21

         (Z)      Other Requirements..........................................21

         (AA)     Other Review................................................21

ARTICLE 4 - BORROWER'S REPRESENTATIONS AND WARRANTIES.........................21

Section 4.1       Organization, Powers, Capitalization, Good Standing,
                  Business....................................................21

         (A)      Organization and Powers.....................................21

         (B)      Qualification...............................................21

         (C)      Business....................................................21

Section 4.2       Authorization of Borrowing, etc.............................22

         (A)      Authorization of Borrowing.  ...............................22

         (B)      No Conflict.................................................22

         (C)      Governmental Consents.......................................22

         (D)      Binding Obligation..........................................22

Section 4.3       Financial Statements........................................22

Section 4.4       Indebtedness and Contingent Obligations.....................23

Section 4.5       Title to Properties; Liens; Zoning; Leases; Agreements;
                  Rent Roll; Lease Issues; Condition..........................23

Section 4.6       Litigation: Adverse Facts...................................25

Section 4.7       Payment of Taxes............................................25

Section 4.8       Adverse Contracts...........................................25

Section 4.9       Performance of Agreements...................................26

Section 4.10      Governmental Regulation.....................................26

Section 4.11      Employee Benefit Plans......................................26

         (A)      No Other Plans..............................................26

         (B)      ERISA and IRC Compliance and Liability......................26

         (C)      Funding.....................................................27

         (D)      Prohibited Transactions and Payments........................27

         (E)      No Termination Event........................................27

         (F)      ERISA Litigation............................................27

Section 4.12      Intellectual Property.......................................27

Section 4.13      Broker's Fees...............................................28

Section 4.14      Environmental Compliance....................................28

         (A)      No Environmental Claims.....................................28

         (B)      Storage of Hazardous Materials..............................28

         (C)      Compliance with Environmental Laws..........................28

Section 4.15      Solvency....................................................28

Section 4.16      Disclosure..................................................29

Section 4.17      Use of Proceeds and Margin Security.........................29

Section 4.18      Insurance...................................................29

Section 4.19      Compliance with Laws........................................29

Section 4.20      Investments.................................................30

Section 4.21      Legal Opinions..............................................30

Section 4.22      Bankruptcy..................................................30

Section 4.23      Defaults....................................................30

Section 4.24      Names, Principal Places of Business.........................30

ARTICLE 5 - COVENANTS OF BORROWER.............................................31

Section 5.1       Estoppel Certificates.......................................31

Section 5.2       Restriction on Fundamental Changes..........................31

Section 5.3       Transactions with Affiliates................................31

Section 5.4       Compliance with ERISA.......................................32

         (A)      Employee Benefit Plans......................................32

         (B)      Termination Events..........................................32

         (C)      ERISA Notices...............................................32

         (D)      Certain Covenants...........................................33

         (E)      No Plan Assets..............................................33

Section 5.5       Princeton, New Jersey Franchise.............................34

Section 5.6       Satisfaction of Loan; Release of Mortgages..................34

ARTICLE 6 - RESTRUCTURING LOAN, SECONDARY MARKET
          TRANSACTIONS........................................................35

Section 6.1       Secondary Market Transaction Generally......................35

Section 6.2       Cooperation: Limitations....................................35

Section 6.3       Information.................................................35

Section 6.4       Additional Provisions.......................................36

ARTICLE 7 - MISCELLANEOUS.....................................................36

Section 7.1       Expenses and Attorneys' Fees................................36

Section 7.2       Indemnity...................................................37

Section 7.3       Amendments and Waivers......................................38

Section 7.4       Retention of Borrower's Documents...........................38

Section 7.5       Notices.....................................................38

Section 7.6       Survival of Warranties and Certain Agreements...............38

Section 7.7       Failure or Indulgence Not Waiver: Remedies Cumulative.......38

Section 7.8       Marshaling: Payments Set Aside..............................39

Section 7.9       Independence of Covenants...................................39

Section 7.10      Severability................................................39

Section 7.11      Headings....................................................39

Section 7.12      APPLICABLE LAW..............................................40

Section 7.13      Successors and Assigns: Subsequent Holders of Note..........40

Section 7.14      Sophisticated Parties. Reasonable Terms.
                  No Fiduciary Relationship...................................40

Section 7.15      Limitation of Liability.....................................40

Section 7.16      No Duty.....................................................41

Section 7.17      Entire Agreement............................................41

Section 7.18      Construction: Supremacy of the Loan Agreement...............41

Section 7.19      CONSENT TO JURISDICTION AND SERVICE OF PROCESS..............41

Section 7.20      WAIVER OF JURY TRIAL........................................42

Section 7.21      Sole Discretion of Lender...................................43

Section 7.22      Joint and Several...........................................43

Section 7.23      Counterparts: Effectiveness.................................43

Section 7.24      Limited Recourse............................................43